                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                               Amendment No. 1 to
                                    FORM 8-K




                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          MAY 3, 2001
                                                 -------------------------------




                               INNOFONE.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


           0-31949                                       98-020313
---------------------------------         --------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)




600 NORTH PINE ISLAND ROAD, SUITE 450, PLANTATION, FLORIDA              33324
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code:        (954) 315-0341
                                                    ----------------------------


                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS; and

ITEM 5.  OTHER EVENTS

         On May 9, 2001, Innofone.com, Inc. (the "Company") filed a current report on Form 8-K announcing that its operating subsidiary, Innofone Canada Inc. (the "Subsidiary"), had been adjudged bankrupt by a Judge of the Bankruptcy and Insolvency Division of the Superior Court of Quebec, District of Montreal. In accordance with Item 7(a)(4) of Form 8-K, the Company did not include the required pro forma financial information with that report on Form 8-K. Item 7 herein supplements the earlier filing by providing the required pro forma financial information.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)      Financial statements of business acquired:

         Not applicable.

(b)      Pro forma financial information:

         The unaudited pro forma financial information required pursuant to Regulation S-X is filed herewith beginning on page 2.

(c)      Exhibits

         None.

INNOFONE.COM, INCORPORATED

Pro Forma Balance Sheet
(Stated in United States dollars)
(unaudited)

March 31, 2001.


-------------------------------------------------------------------------------------------------------
                                                 March 31, 2001        Adjustments      March 31, 2001
                                              (previously reported)      (note 1)        Pro Forma
-------------------------------------------------------------------------------------------------------
Assets

Current assets:
     Cash and cash equivalents                    $       --                 578      $        578
     Accounts receivable                               591,700          (577,451)           14,249
     Prepaid expenses and deposits                      56,098           (54,873)            1,225
-------------------------------------------------------------------------------------------------------
                                                       647,798                              16,052

     Fixed assets                                      297,268          (297,268)             --

-------------------------------------------------------------------------------------------------------
                                                  $    945,066                        $     16,052
-------------------------------------------------------------------------------------------------------


Liabilities and Shareholders' Deficiency

Current liabilities:
     Bank indebtedness                            $     48,884           (48,884)             --
     Accounts payable and accrued liabilities        1,934,550        (1,834,038)          100,512
     Advances from ultimate shareholders               553,879          (400,044)          153,835
     Convertible debt                                  500,000              --             500,000
     Obligation under capital lease                      1,073            (1,073)             --
     Current portion of long-term debt                  67,334           (67,334)             --
-------------------------------------------------------------------------------------------------------
                                                     3,105,720                             754,347

Convertible debt                                       766,000                             766,000

Shareholders' deficiency:
     Share capital:
       Common shares                                 4,707,682              --           4,707,682
       Preferred shares                                  2,500              --               2,500
       Additional paid-in capital                    7,082,162              --           7,082,162
-------------------------------------------------------------------------------------------------------
                                                    11,792,344              --          11,792,344
     Deficit                                       (14,737,612)        1,422,359       (13,315,253)
     Accumulated other comprehensive income             18,614              --              18,614
-------------------------------------------------------------------------------------------------------
                                                    (2,926,654)                         (1,504,295)

-------------------------------------------------------------------------------------------------------
                                                  $    945,066                              16,052
-------------------------------------------------------------------------------------------------------

See accompanying notes to pro forma financial statements.

INNOFONE.COM, INCORPORATED

Pro Forma Income Statement
(Stated in United States dollars)
Unaudited
For the nine months ended March 31, 2001

-------------------------------------------------------------------------------------------------------
                                                    March 31,                         March 31,
                                                      2001           Adjustments        2001
                                            (previously reported)     (note 1)        Pro Forma
-------------------------------------------------------------------------------------------------------
Revenue                                          $  1,386,095        (1,384,974)     $      1,121

Cost of sales                                         966,668          (966,668)             --
-------------------------------------------------------------------------------------------------------

Gross profit                                          419,427          (418,306)            1,121

Selling, general and administrative expenses        2,915,049        (2,401,794)          513,255
Amortization                                          109,408          (109,408)             --
Additional interest                                   138,400              --             138,400
Compensation cost of options                           24,240              --              24,240
Interest on long term debt and bank charges            31,660           (30,812)              848
Loss on investment                                    165,000          (165,000)             --
-------------------------------------------------------------------------------------------------------
                                                    3,383,757        (2,707,014)          676,743

-------------------------------------------------------------------------------------------------------
Net loss                                           (2,964,330)        2,618,708          (675,622)
-------------------------------------------------------------------------------------------------------

Basic net loss per common share                  $      (0.13)                       $      (0.03)
-------------------------------------------------------------------------------------------------------

Weighted average number of common
   shares outstanding                              23,176,500                          23,176,500
-------------------------------------------------------------------------------------------------------



See accompanying notes to pro forma financial statements.

INNOFONE.COM, INCORPORATED

Pro Forma Income Statement
(Stated in United States dollars)
(Unaudited)
For the year ended June 30, 2000


-------------------------------------------------------------------------------------------------------
                                                    June 30,                             June 30,
                                                      2000           Adjustments           2000
                                             (previously reported)     (note 1)         Pro Forma
-------------------------------------------------------------------------------------------------------


Revenue                                          $    736,127          (735,706)     $        421
Cost of sales                                         528,603          (528,603)             --
-------------------------------------------------------------------------------------------------------

Gross profit                                          207,524          (207,103)              421

Selling, general and administrative expenses        2,309,523        (2,153,237)          156,286
Amortization                                           94,585           (94,585)             --
Additional interest                                 1,312,750              --           1,312.750
Compensation cost for options                       2,728,130              --           2,728,130
Interest on long-term debt and bank charges            25,083           (23,458)            1,625
-------------------------------------------------------------------------------------------------------
                                                    6,470,071        (2,271,280)        4,198,791

-------------------------------------------------------------------------------------------------------
Net loss                                            6,262,547                           4,198,370

-------------------------------------------------------------------------------------------------------

Basic net loss per common share                  $      (0.50)                       $      (0.33)
-------------------------------------------------------------------------------------------------------

Weighted average number of common
   shares outstanding                              12,542,976                          12,542,976
-------------------------------------------------------------------------------------------------------



See accompanying notes to pro forma financial statements.

INNOFONE.COM, INCORPORATED

Notes to Pro Forma Financial Statements
(Stated in United States dollars)
(Unaudited)
For the nine months ended March 31, 2001

----------------------------------------------------------


IInnofone.com, Incorporated (the "Company") is incorporated under the laws of the State of Nevada. The Company, through its legal subsidiary Innofone Canada Inc. ("Innofone Canada"), operated in Canada in the telecommunications business of providing long distance telephone services, cellular services and internet services until May 3, 2001 as described below.

1.       BASIS OF PRESENTATION:

          The unaudited pro forma balance sheet has been prepared by management to give effect to the effective disposition of the assets of Innofone Canada as at March 31, 2001 as a result of it being deemed bankrupt on May 3, 2001. The pro forma income statement has been adjusted to exclude the operations of Innofone Canada commencing from July 1, 1999. These pro forma adjustments reflect only direct costs and assets and liabilities of Innofone Canada. On February 26, 2001, a Petition for a Receiving Order ("Petition") under the Bankruptcy and Insolvency Act (Canada) was filed by 9024-9574 Quebec Inc. against Innofone Canada Inc. The effect of issuing a Receiving Order against Innofone Canada Inc. could render the company bankrupt as determined by the bankruptcy courts. On April 11, 2001, Innofone Canada filed a Notice of Intent to File a Proposal ("NOI") to its creditors, and subsequently filed a cash flow statement with the bankruptcy authorities. The effect of filing the NOI staid the hearing of the petition, and gave the company time to consider how it intended to restructure its debt. On May 2, 2001, the company attended a hearing at which a creditor was filing a motion to have the stay of the NOI lifted and have Innofone Canada declared bankrupt. The company was unsuccessful in defeating the motion and on May 3, 2001, Innofone Canada Inc. was declared bankrupt. The trustee, Raymond Chabot Inc. is in the process of liquidating the assets of Innofone Canada Inc.

          As a result of the bankruptcy of Innofone Canada, the Company has lost control of the assets of its legal subsidiary. These pro forma financial statements have been prepared to give effect to the disposition of the operating assets of Innofone Canada.

INNOFONE.COM, INCORPORATED

Notes to Consolidated Financial Statements
(Stated in United States dollars)
(Unaudited)
For the nine months ended March 31, 2001

--------------------------------------------------------------------------------


1.       BASIS OF PRESENTATION (CONTINUED)

          During the period from January 15, 2001 to May 3, 2001, Innofone Canada Inc. was delayed in billing all of its customers for long distance, cellular and internet services rendered. The Trustee has now rendered these bill runs and has paid the claims of Innofone Canada's secured and preferred creditors, leaving funds to be disbursed to the unsecured creditors. Innofone.com, Incorporated is a major unsecured creditor and has submitted a claim in the amount of CDN$5,481,467.27 representing approximately 2/3 of the total unsecured claims against Innofone Canada. At this time it cannot be determined the extent of any recoveries that may be available to Innofone.com, Inc. from the realization of the disposition of the assets of Innofone Canada Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INNOFONE.COM, INC.




Date: July 9, 2001             By: /s/ Richard G. Quinney
                                   -----------------------------------------
                                       Richard G. Quinney
                                       Chief Financial Officer